UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2026

GLOBAL CROSSING AIRLINES GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56409	86-2226137
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

4200 NW 36th Street, Building 5A

Miami International Airport
Miami, FL 33166

(Address of Principal Executive Office) (Zip Code)

(786) 751-8503

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each	Trading	Name of each exchange on which

class	Symbol	registered
None

Securities registered pursuant to Section 12(g) of the Act:

Common stock, par value $0.001
Class B non-voting common stock, par value $0.001

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On March 4, 2026, Global Crossing Airlines Group Inc. (the “Company”) issued a press release (the “Press Release”) announcing its financial and operating results for the fourth quarter and full year ended December 31, 2025. The Press Release is furnished herewith as Exhibit 99.1.

On March 5, 2026, the Company conducted a conference call (the “Earnings Call”) to discuss its financial results for the fourth quarter and full year ended December 31, 2025. The transcript of the Earnings Call is furnished herewith as Exhibit 99.2.

The Company makes reference to non-GAAP financial information in both the Press Release and the Earnings Call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the Press Release.

The information included herein, including Exhibits 99.1 and 99.2, are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure

On March 6, 2026, the Company posted an investor presentation (the “Investor Presentation”) on its website that provides a current overview about the Company. The Investor Presentation is furnished herewith as Exhibit 99.3.

The Company makes reference to non-GAAP financial information in the Investor Presentation. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the Investor Presentation.

The information included herein, including Exhibit 99.3, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

Item 9.01	Exhibits
Exhibit No.	Name
99.1	Press Release, dated March 4, 2026
99.2	Earnings Call Transcript, dated March 5, 2026
99.3	Investor Presentation, March 6, 2026
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL CROSSING AIRLINES GROUP INC.

Date: March 9, 2026	By:	/s/ Ryan Goepel
Name: Ryan Goepel Title: President and Chief Financial Officer